TherapeuticsMD, Inc. 10-K

Exhibit 10.42

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment (“Amendment”) to the Employment Agreement (“Agreement”), effective 30th day of October 2019, by and between TherapeuticsMD, Inc. with a place of business at 6800 Broken Sound Parkway NW, 3rd Floor, Boca Raton, Florida 33487 (“TherapeuticsMD”); and Edward J. Borkowski (“Borkowski”).

WHEREAS, the Agreement exists between TherapeuticsMD and Borkowski (collectively herein as the “Parties”) relating to Borkowski’s employment with TherapeuticsMD;

WHEREAS, Borkowski requested to postpone his starting date as an employee of TherapeuticsMD until January 1, 2020 and be brought in as a consultant for the remainder of 2019; and

WHEREAS, the Parties have agreed to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which the Parties hereby acknowledge, intending to be legally bound, the Parties hereby agree as follows:

1.	To replace the Preamble of the Agreement with the following:

THIS EMPLOYMENT AGREEMENT (this “Agreement”), by and between TherapeuticsMD, Inc., a Nevada corporation (the “Company”), and Edward J. Borkowski (“Executive”) is entered into and effective as of the 1st day of January 2020 (the “Effective Date”).

2.	To delete the last sentence of paragraph 2(b) that reads:

The 2019 Targeted Annual Bonus Award will be paid to Executive as if Executed were employed for the full year and will be at target or higher.

3.	Except as specifically referenced herein, the Agreement shall remain unchanged and shall continue in full force and effect.

This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the Parties actually executing such counterparts, and all of which shall constitute one instrument.

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TherapeuticsMD, Inc.

/s/ Robert Finizio	Date:	November 22, 2019

Signature

Robert Finizio, CEO

Printed Name and Title

Edward J. Borkowski

/s/ Edward J. Borkowski	Date:	November 22, 2019

Signature

Edward J. Borkowski

Printed Name